SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	333-122113	22-3827597
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 7.01  Regulation FD Disclosure.

StrikeForce presented a live public Webex Presentation on Tuesday, May 22nd, 2012.  In that Webex Presentation Mr. Mark Kay, our Chief Executive Officer, presented the results of the first quarter of 2012, inclusive of explaining the details of the recently file current report on Form 8-K, the status of our "Out-of-Band" Patent, and our 2012 business outlook.

A copy of the Webex Presentation materials is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.  In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Webex Presentation materials attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

The full Webex Presentation is available on the Company’s website at www.strikeforcetech.com.  We are not including the information contained in our website as part of, or incorporating it by reference into, this report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Webex Presentation materials

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark L. Kay Mark L. Kay Chief Executive Officer

Dated: May 30, 2012